AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 11, 2006
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           Universal Power Group, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                  Texas                                       75-1288690
-----------------------------------------               ------------------------
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                         Identification No.)

            1720 Hayden Road
            Carrollton, Texas                                   75006
-----------------------------------------               ------------------------
(Address of Principal Executive Offices)                      (Zip Code)

If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12           securities pursuant to Section
(b) of the Exchange Act and is              12(g) of the Exchange Act and is
effective upon filing pursuant to           effective pursuant to General
General Instruction A.(c), please           Instruction A.(d), please check the
check the following box. /_/                following box. /_/


         Securities Act registration statement file number to which this form relates: 333-137265

         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
-------------------------------------         ----------------------------------
Common Stock, no par value per share                American Stock Exchange
                                              ----------------------------------

SECURITIES TO BE REGISTERED PURSUANT
TO SECTION 12(g) OF THE ACT:                                None

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of securities required by this Item is contained in the Registration Statement of the Registrant on Form S-1, File No. 333-137265, filed with the Commission on September 12, 2006, as subsequently amended on September 14, 2006, October 26, 2006, November 30, 2006 (the "Registration Statement") and as may be further amended subsequent to the date hereof will also be contained in a prospectus to be filed by the Registrant pursuant to Rule 424(b) of the Securities Act of 1933 (the "Final Prospectus"). See "Description of Securities" in the Registration Statement and the Final Prospectus. The description of the securities set forth in the Registration Statement and in the Final Prospectus is incorporated herein by reference to such filings.

ITEM 2.   EXHIBITS

         The following exhibits required to be filed by this item are either filed herewith or, pursuant to Rule 12b-32 of the Act, incorporated herein by reference to the exhibits filed by the registrant with the Registration
Statement:


1. Specimen copy of the Common Stock Certificate (Exhibit 4.1 to the Registration Statement).

2.       Form  of  Representatives'  Warrant  (Exhibit  4.2 to the  Registration
         Statement).

3. Amended and Restated Certificate of Formation, including Amended and Restated Articles of Incorporation (Exhibit 3.1 to the Registration Statement).

4.       Amended  and  Restated   Bylaws   (Exhibit  3.2  to  the   Registration
         Statement).

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:    December 11, 2006

                                                  UNIVERSAL POWER GROUP, INC.


                                                  By:  /s/ RANDY HARDIN
                                                       -----------------------
                                                       Randy Hardin,
                                                       Chief Executive Officer

                                  EXHIBIT INDEX

---------- ---------------------------------------------------------------------
No.        Description
---------- ---------------------------------------------------------------------

1. Specimen copy of the Common Stock Certificate (Exhibit 4.1 to the Registration Statement).


2.         Form of  Representatives'  Warrant  (Exhibit 4.2 to the  Registration
           Statement).

3. Amended and Restated Certificate of Formation, including Amended and Restated Articles of Incorporation (Exhibit 3.1 to the Registration Statement)

4.         Amended  and  Restated  Bylaws  (Exhibit  3.2  to  the   Registration
           Statement).